Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Outdoor Channel Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Perry T. Massie, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

                (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Perry T. Massie
Perry T. Massie
Chief Executive Officer
August 12, 2005

A signed original of this written statement required by Section 906 has been provided to Outdoor Channel Holdings, Inc. and will be retained by Outdoor Channel Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.